QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 22, 2002

FGIC SECURITIES PURCHASE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19564 (Commission File Number)	13-3633082 (IRS Employer Identification No.)

125 Park Avenue, New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 312-3000

115 Broadway, New York, New York 10006
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-71950) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $2,000,000,000 plus interest.

        The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 8, 2002 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001 appearing GE Capital's Annual Report on Form 10-K for the year ended December 31, 2001; and (ii) the reference to them under Experts in the Prospectus Supplement relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $76,095,000 Rancho California Water District Financing Authority Adjustable Rate Refunding Revenue Bonds, Series of 2002A.

Item 7. Exhibits.

        Item 601 of Regulation S-K Exhibit Reference Number

  (23)
  Consents of experts and counsel:

  (k)
  Consent of KPMG LLP

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FGIC SECURITIES PURCHASE, INC. Registrant
Dated: July 22, 2002	By:	/s/ JUDITH HART Name: Judith Hart Title: Vice President

Exhibit Index

Exhibit No.	Description
(23)	Consents of experts and counsel: (k) Consent of KPMG LLP

QuickLinks

  Item 5. Other Events.
  Item 7. Exhibits.
SIGNATURE
Exhibit Index